SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.       )
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☐	Soliciting Material Pursuant to Sec. 240.14a-12
The Gabelli Convertible and Income Securities Fund Inc.
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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

One Corporate Center
Rye, New York 10580 - 1422
(914) 921-5070

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on May 16, 2011

To the Shareholders of
THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

Notice is hereby given that the Annual Meeting of Shareholders of The Gabelli Convertible and Income Securities Fund Inc., a Maryland corporation (the “Fund”), will be held on Monday, May 16, 2011, at 11:30 a.m., at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the “Meeting”), for the following purposes:

1.	To elect three (3) Directors of the Fund, two (2) Directors to be elected by the holders of the Fund’s Common Stock and holders of its 6.00% Series B Cumulative Preferred Stock (the “Preferred Stock”), voting together as a single class, and one (1) Director to be elected by the holders of the Fund’s Preferred Stock voting as a separate class (Proposal 1); and

2.	To consider and vote upon such other matters, including adjournments, as may properly come before said Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on March 21, 2011 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE VOTE PROMPTLY. INSTRUCTIONS FOR THE PROPER VOTING AND/OR EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER. SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUCTION FORM OR NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. ALTERNATIVELY, SHAREHOLDERS MAY SUBMIT VOTING INSTRUCTIONS BY SIGNING AND DATING THE PROXY CARD OR VOTING INSTRUCTION FORM AND RETURNING IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By Order of the Board of Directors,

AGNES MULLADY
Secretary

April 6, 2011

INSTRUCTIONS FOR SIGNING PROXY CARDS TO BE RETURNED BY MAIL

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp., Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodian or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith, Executor Estate of Jane Smith	John B. Smith, Executor

INSTRUCTIONS FOR TELEPHONE/INTERNET VOTING

Various brokerage firms may offer the convenience of providing you with voting instructions via telephone or the Internet for shares held through such firms. Instructions for Internet and telephonic voting are included with each of the Notice of Internet Availability of Proxy Materials and the proxy card.

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.

ANNUAL MEETING OF SHAREHOLDERS

May 16, 2011

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board,” the members of which are referred to as “Directors”) of The Gabelli Convertible and Income Securities Fund Inc., a Maryland corporation (the “Fund”) for use at the Annual Meeting of Shareholders of the Fund to be held on Monday, May 16, 2011, at 11:30 a.m., at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830, and at any adjournments thereof (the “Meeting”). A Notice of Internet Availability of Proxy Materials is being mailed on April 6, 2011.

In addition to the solicitation of proxies by mail, officers of the Fund and officers and regular employees of Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, and affiliates of Computershare or other representatives of the Fund may also solicit proxies by telephone, telegraph, Internet, or in person. In addition, the Fund has retained Morrow & Co., LLC to assist in the solicitation of proxies for an estimated fee of $1,000 plus reimbursement of expenses. The Fund will pay the costs of the proxy solicitation and the expenses incurred in connection with preparing, printing, and mailing the Proxy Statement and its enclosures. The Fund will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of its shares.

The Fund’s most recent annual report, including audited financial statements for the fiscal year ended December 31, 2010, is available upon request, without charge, by writing to the Secretary of the Fund, One Corporate Center, Rye, New York 10580 - 1422, by calling the Fund at 800-422-3554, or via the Internet at www.gabelli.com.

If the proxy is properly executed and returned in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted “FOR” the election of the nominees as Directors as described in this Proxy Statement, unless instructions to the contrary are marked thereon, and at the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has submitted a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her shares in person, or by submitting a letter of revocation, or a later dated proxy to the Fund at the above address prior to the date of the Meeting.

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the chairman of the Meeting may propose one or more adjournments of such Meeting to permit further solicitation of proxies. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting.

The close of business on March 21, 2011 has been fixed as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

The Fund has two classes of capital stock outstanding: common stock, par value $0.001 per share (the “Common Stock”), and 6.00% Series B Cumulative Preferred Stock, par value $0.001 per share (the “Preferred Stock” and together with the Common Stock, the “Shares”). The holders of the Common Stock and Preferred Stock are each entitled to one vote for each full share held. On the record date, there were 13,377,323 shares of Common Stock, and 965,548 shares of Preferred Stock outstanding.

The following person was known to the Fund to be beneficial owner of more than 5% of the Fund’s outstanding shares of Common Stock as of the record date:

Name and Address of		Amount of Shares
Beneficial Owner(s)	Title of Class	and Nature of Ownership	Percent of Class

Mario J. Gabelli and affiliates One Corporate Center Rye, NY 10580 - 1422	Common	1,487,478 (beneficial)*	11.1%

*	Comprised of 310,818 shares of Common Stock owned directly by Mr. Gabelli, 10,000 shares of Common Stock owned by a family partnership for which Mr. Gabelli serves as general partner, and 1,166,660 shares of Common Stock owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.

As of the record date, there were no persons known to the Fund to be beneficial owners of more than 5% of the Fund’s outstanding shares of Preferred Stock.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Stockholders	Preferred Stockholders

1. Election of Directors	Common and Preferred Stockholders, voting together as a single class, vote to elect two Directors: Anthonie C. van Ekris and Salvatore J. Zizza	Common and Preferred Stockholders, voting together as a single class, vote to elect two Directors: Anthonie C. van Ekris and Salvatore J. Zizza

Preferred Stockholders, voting as a separate class, vote to elect one Director: Anthony J. Colavita
2. Other Business	Common and Preferred Stockholders, voting together as a single class

In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSAL 1: TO ELECT THREE (3) DIRECTORS OF THE FUND

Nominees for the Board of Directors

The Board consists of eight Directors, seven of whom are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire. Anthony J. Colavita, Anthonie C. van Ekris, and Salvatore J. Zizza have each been nominated by the Board for election to serve for a three year term to expire at the Fund’s 2014 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Each of the Directors of the Fund has served in that capacity since the June 5, 1989 organizational meeting of the Fund with the exception of Mr. Colavita, who became a Director of the Fund on November 15, 1989, Mr. Zizza, who became a Director of the Fund on April 24, 1991, Mr. van Ekris, who became a Director of the Fund on February 11, 1992, and Dr. Roeder, who became a Director of the Fund on August 15, 2001. All of the Directors of the Fund are also directors or trustees of other investment companies for which Gabelli Funds, LLC (the “Adviser”) or its affiliates serve as investment adviser. The classes of Directors are indicated below:

Nominees to Serve Until 2014 Annual Meeting of Shareholders
Anthony J. Colavita
Anthonie C. van Ekris
Salvatore J. Zizza

Directors Serving Until 2013 Annual Meeting of Shareholders
Mario J. Gabelli, CFA
Werner J. Roeder

Directors Serving Until 2012 Annual Meeting of Shareholders
E. Val Cerutti
Dugald A. Fletcher
Anthony R. Pustorino

Under the Fund’s Articles of Amendment and Restatement, Articles Supplementary, and the 1940 Act, holders of the Fund’s outstanding Preferred Stock, voting as a separate class, are entitled to elect two Directors, and holders of the Fund’s outstanding Common Stock and Preferred Stock, voting together as a single class, are entitled to elect the remaining Directors. The holders of the Fund’s outstanding Preferred Stock would be entitled to elect the minimum number of additional Directors that would represent a majority of the Directors in the event that dividends on the Fund’s Preferred Stock are in arrears for two full years. No dividend arrearages exist as of the date of this Proxy Statement. Mr. Colavita and Dr. Roeder are currently the Directors elected solely by the holders of the Fund’s Preferred Stock. Mr. Colavita is a nominee for election as Director at the Meeting to be elected solely by the holders of the Fund’s Preferred Stock. A quorum of the Preferred Stockholders must be present in person or by proxy at the Meeting in order for the proposal to elect Mr. Colavita to be considered. Dr. Roeder’s term as Director is scheduled to expire at the Fund’s 2013 Annual Meeting of Shareholders, and therefore he is not standing for election at this Meeting.

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Director if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees. Each nominee is qualified to serve as a Director under the Fund’s By-Laws.

Information about Directors and Officers

Set forth in the table below are the existing Directors, including those Directors who are not considered to be “interested persons,” as defined in the 1940 Act (the “Independent Directors”), three of whom are nominated for reelection to the Board of the Fund and officers of the Fund, including information relating to their respective positions held with the Fund, a brief statement of their principal occupations and, in the case of the Directors, their other directorships during the past five years (excluding other funds managed by the Adviser), if any.

	Term of			Number of
	Office and			Portfolios in
Name, Position(s)	Length of		Other Directorships	Fund Complex(3)
Address(1)	Time	Principal Occupation(s)	Held by Director	Overseen
and Age	Served(2)	During Past Five Years	During Past Five Years	by Director

INTERESTED DIRECTOR/NOMINEE(4):
Mario J. Gabelli Chairman and Chief Investment Officer Age: 68	Since 1989**	Chairman, Chief Executive Officer, and Chief Investment Officer -Value Portfolios of GAMCO Investors, Inc. and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc.; Director/Trustee or Chief Investment Officer of other registered investment companies in the Gabelli/GAMCO Funds Complex; Chief Executive Officer of GGCP, Inc.	Director of Morgan Group Holdings, Inc. (holding company); Chairman of the Board and Chief Executive Officer of LICT Corp. (multimedia and communication services company); Director of CIBL, Inc. (broadcasting and wireless communications) Director of RLJ Acquisition, Inc. (blank check company)	26
INDEPENDENT DIRECTORS/NOMINEE(5):
E. Val Cerutti Director Age: 71	Since 1989***	Chief Executive Officer of Cerutti Consultants, Inc.	Director of The LGL Group, Inc. (diversified manufacturing) (1990-2009)	7
Anthony J. Colavita[6] Director Age: 75	Since 1989*	President of the law firm of Anthony J. Colavita, P.C.	—	34
Dugald A. Fletcher Director Age: 81	Since 1989***	President of Fletcher & Company, Inc.	Director of Harris and Harris Group, Inc. (venture capital)	2
Anthony R. Pustorino Director Age: 85	Since 1989***	Certified Public Accountant; Professor Emeritus, Pace University	Director of The LGL Group, Inc. (diversified manufacturing) (2002-2010)	13
Werner J. Roeder[6] Director Age: 70	Since 2001**	Medical Director of Lawrence Hospital and practicing private physician	—	22
Anthonie C. van Ekris Director Age: 76	Since 1992*	Chairman and Chief Executive Officer of BALMAC International, Inc. (commodities and futures trading)	Director of Avrado Energy Inc. (oil and gas operations) through 2005	20
Salvatore J. Zizza Director Age: 65	Since 1991*	Chairman of Zizza & Co., Ltd. (financial consulting) since 1978; Chairman of Metropolitan Paper Recycling Inc. (recycling) since 2006; Chairman of BAM Inc., (manufacturing); Chairman of E-Corp English (global English instruction for corporate personnel) since 2009	Non-executive Chairman and Director of Harbor BioSciences, Inc. (biotechnology); Vice-Chairman and Director of Trans-Lux Corporation (business services); Chairman, Chief Executive Officer, and Director of General Employment Enterprises, Inc. (staffing); Director of Bion Environmental Technologies (technology) (2005-2008); Director of Earl Scheib Inc. (automotive painting) through April 2009	28

Term of
Office and
Name, Position(s)	Length of
Address(1)	Time	Principal Occupation(s)
and Age	Served(2)	During Past Five Years

OFFICERS(7):

Bruce N. Alpert President Age: 59	Since 1988	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. since 1998; Chairman of Teton Advisors, Inc. 2008-2010; President of Teton Advisors, Inc. 1998 to 2008; Senior Vice President of GAMCO Investors, Inc. since 2008
Peter D. Goldstein Chief Compliance Officer Age: 58	Since 2004	Director of Regulatory Affairs at GAMCO Investors, Inc. since 2004; Chief Compliance Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex
Christopher Haydon Ombudsman Age: 28	Since 2010	Institutional sales representative 2007 through 2009; employed at Cendant Corporation 2005 through 2006
Laurissa M. Martire Vice President Age: 34	Since 2004	Vice President or Ombudsman of the Fund since 2004; Vice President or Ombudsman of other closed-end funds in the Gabelli/GAMCO Funds Complex; Assistant Vice President of GAMCO Investors, Inc. since 2003
Agnes Mullady Treasurer and Secretary Age: 52	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since September 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

(1)	Address: One Corporate Center, Rye, NY 10580 - 1422.
(2)	The Fund’s Board of Directors is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term.
(3)	The “Fund Complex” or the “Gabelli/GAMCO Funds Complex” includes all the registered funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund as defined in the 1940 Act. Mr. Gabelli is considered to be an “interested person” of the Fund because of his affiliation with the Fund’s Adviser and Gabelli & Company, Inc., which executes portfolio transactions for the Fund, and as a controlling shareholder because of the level of his ownership of shares of Common Stock of the Fund.
(5)	Directors who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Directors.
(6)	Director elected solely by holders of the Fund’s Preferred Stock.
(7)	Each officer will hold office for an indefinite term until the date he or she resigns or retires and until his or her successor is elected and qualified.
*	Nominee to serve, if elected, until the Fund’s 2014 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
**	Term continues until the Fund’s 2013 Annual Meeting of Shareholders and until his successor is duly elected and qualified.
***	Term continues until the Fund’s 2012 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Directors, the Adviser, the sub-administrator, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his/her duties effectively has been attained in large part through the Director’s business, consulting or public service positions and through experience from service as a member of the Board and one or more of the other funds in the Gabelli/GAMCO Fund Complex, public companies, or non-profit entities, or other organizations as set forth above and below. Each Director’s ability to perform his/her duties effectively also has been enhanced by education, professional training, and experience.

Mario J. Gabelli.  Mr. Gabelli is Chairman of the Board of Directors and Chief Investment Officer of the Fund. Mr. Gabelli is a member of the Fund’s ad hoc Pricing Committee (described below under “Directors — Leadership Structure and Oversight Responsibilities”). He also currently serves as Chairman of the boards of other funds in the Fund Complex. Mr. Gabelli is Chairman, Chief Executive Officer, and Chief Investment Officer-Value Portfolios of GAMCO Investors, Inc. (“GAMCO”), a NYSE listed investment advisory firm. He is also the Chief Investment Officer of Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management, Inc., each of which are asset management subsidiaries of GAMCO. In addition, Mr. Gabelli is Chief Executive Officer and a director and the controlling shareholder of GGCP, Inc., an investment holding company that holds a majority interest in GAMCO. Mr. Gabelli also sits on the boards of other publicly traded companies and private firms and various charitable foundations and educational institutions, including the Board of Trustees of Boston College and Roger Williams University and Board of Overseers of Columbia University Graduate School of Business. Mr. Gabelli received his Bachelors degree from Fordham University and his Masters of Business Administration from Columbia University Graduate School of Business.

E. Val Cerutti.  Mr. Cerutti is Chief Executive Officer of Cerutti Consultants, Inc. Mr. Cerutti is a member of the Fund’s Proxy Voting Committee. He is a member of the board of other funds in the Fund Complex. He formerly served as Director of The LGL Group, Inc., a diversified manufacturing company. He was President and Chief Operating Officer of Stella D’oro Biscuit Co., and served on the board of advisers of the Hagan School of Business of Iona College. He has served as a consultant to several venture capital groups. Mr. Cerutti has a Bachelor of Science degree from Fordham University and a Masters degree in Business Administration from Iona College.

Anthony J. Colavita, Esq.  Mr. Colavita is a practicing attorney with over forty-nine years of experience, including the field of business law. He is the Chair of the Fund’s Nominating Committee and a member of the Fund’s Audit Committee. Mr. Colavita also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Mr. Colavita also serves as a Trustee of a charitable remainder unitrust. He formerly served as a Commissioner of the New York State Thruway Authority and as a Commissioner of the New York State Bridge Authority. He served for ten years as the elected Supervisor of the Town of Eastchester, New York, responsible for ten annual municipal budgets of approximately eight million dollars per year. Mr. Colavita formerly served as Special Counsel to the New York State Assembly for five years and as a Senior Attorney with the New York State Insurance Department. He is the former Chairman of the Westchester County Republican Party and the New York State Republican Party. Mr. Colavita received his Bachelor of Arts from Fairfield University and his Juris Doctor from Fordham University School of Law.

Dugald A. Fletcher.  Mr. Fletcher is president of Fletcher & Company. Additionally, he currently serves as director of a venture capital firm. Mr. Fletcher is a member of the Fund’s ad hoc Pricing Committee. He served as President and Director of Baker Weeks & Co., Inc., a NYSE Member Firm, Senior Vice President of Booz-Allen & Hamilton, Inc., a management consulting firm, President of Booz-Allen Acquisition Services, Director of Paine Webber, Inc., Executive Vice President of Paine, Webber, Jackson and Curtis, Inc. and Advisor to Gabelli/Rosenthal L P, a leveraged buyout fund. His industrial experience includes Chairman of Keller Industries, Inc., a building and consumer products company, Chairman of Binnings Building Products, Inc., and various positions with the United States Steel Corporation. Mr. Fletcher received his Bachelor of Arts from Harvard College, AB, and his Masters in Business Administration from Harvard Business School.

Anthony R. Pustorino.  Mr. Pustorino is a Certified Public Accountant (“CPA”) and Professor Emeritus of Pace University, with over fifty years of experience in public accounting. Mr. Pustorino is the lead independent Director and serves as Chairman of the Fund’s Audit and Proxy Voting Committees and a member of both multi-fund ad hoc Compensation Committees. He has been designated the Fund’s Audit Committee Financial Expert. He also serves on comparable committees of other boards in the Fund Complex. Mr. Pustorino was Chair of the Audit Committee and was a Director of The LGL Group, Inc., a diversified manufacturing company. He was previously the President and shareholder of a CPA firm and a Professor of accounting at both Fordham University and Pace University. He served as Chairman of the Board of Directors of the New York State Board of Public Accountancy and of the CPA Examination Review Board of the National Association of the State Board of Accountancy. He was Vice President and member of the Executive Committee of the New York State Society of CPAs, and was Chair or member of many of its technical committees. He was a member of the Council of the American Institute of CPAs. Mr. Pustorino is the recipient of numerous professional and teaching awards. He received a Bachelor of Science in Business from Fordham University and a Masters in Business Administration from New York University.

Werner J. Roeder.  Dr. Roeder is Vice President of Medical Affairs/Medical Director of Lawrence Hospital Center in Bronxville, New York. He has been a practicing surgeon for over forty-five years. As Vice President of Medical Affairs at Lawrence Hospital, he is actively involved in quality, personnel, and financial matters concerning the hospital’s $140 million budget. He is a member of the Fund’s Nominating and Proxy Voting Committees and is a member of both multi-fund ad hoc Compensation Committees and also serves on comparable or other board committees with respect to other funds in the Fund Complex on whose boards he sits. Dr. Roeder is board certified as a surgeon by The American Board of Surgery and presently serves in a consulting capacity to Empire Blue Cross/Blue Shield. He obtained his Doctor in Medicine from New York Medical College.

Anthonie C. van Ekris.  Mr. van Ekris has been the Chairman and Chief Executive Officer of a global import/export company for nineteen years. Mr. van Ekris serves on the boards of other funds in the Fund Complex and is a member of the Proxy Voting Committee of some funds in the Fund Complex. He has over fifty-five years of experience as Chairman and/or Chief Executive Officer of public and private companies involved in the international trading or commodity trading, and served in both of these capacities for nearly twenty years for a large public jewelry chain. Mr. van Ekris is a former Director of an oil and gas operations company and served on the boards of a number of public companies, and for more than 10 years on the Advisory Board of the Salvation Army of Greater New York.

Salvatore J. Zizza.  Mr. Zizza is the Chairman of a financial consulting firm. He also serves as Chairman to other companies involved in manufacturing, recycling, and real estate. Mr. Zizza is a member of the Fund’s Audit and Nominating Committees, is a member of the Fund’s ad hoc Pricing Committee, and is a member of both multi-fund ad hoc Compensation Committees. He serves on comparable or other board committees, including as lead independent director, with respect to other funds in the Fund Complex on whose boards he sits. Besides serving on the boards of many funds within the Fund Complex, he is currently a director of three other public companies and previously served on the boards of several other public companies. He also previously served as the Chief Executive of a large NYSE listed construction company. Mr. Zizza received his Bachelor of Arts and his Master of Business Administration in Finance from St. John’s University, which awarded him an Honorary Doctorate in Commercial Sciences.

Directors — Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Pustorino as the lead independent Director. The lead independent Director presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, officers, counsel, and other Directors on a wide variety of matters including scheduling agenda items for Board meetings. Designation as such does not impose on the lead independent Director any obligations or standards greater than or different from other Directors. The Board has established a Nominating Committee and an Audit Committee to assist the Board in the oversight of the management and affairs of the Fund. The Board also has a Proxy Voting Committee that exercises beneficial ownership responsibilities on behalf of the Fund in selected situations. From time to time, the Board establishes additional committees or informal working groups, such as pricing committees related to securities offerings by the Fund, to address specific matters, or assigns one of its members to work with directors or trustees of other funds in the Gabelli/GAMCO Fund Complex on special committees or working groups that address complex-wide matters, such as the multi-fund ad hoc Compensation Committee relating to compensation of the Chief Compliance Officer for all the funds in the Fund Complex and a separate ad hoc multi-fund Compensation Committee relating to certain officers of the closed-end funds in the Fund Complex.

All of the Fund’s Directors other than Mr. Mario J. Gabelli are Independent Directors, and the Board believes they are able to provide effective oversight of the Fund’s service providers. In addition to providing feedback and direction during Board meetings, the Directors meet regularly in executive session and chair all committees of the Board.

The Fund’s operations entail a variety of risks, including investment, administration, valuation, and a range of compliance matters. Although the Adviser, the sub-administrator, and the officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and working groups. As part of its general oversight, the Board reviews with the Adviser at Board meetings the levels and types of risks being undertaken by the Fund, and the Audit Committee discusses the Fund’s risk management and controls with the independent registered public accounting firm engaged by the Fund. The Board reviews valuation policies and procedures and the valuations of specific illiquid securities. The Board also receives periodic reports from the Fund’s Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund’s and such providers’ compliance programs. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment, and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight, and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning, and may make changes at its discretion at any time.

Beneficial Ownership of Shares held in the Fund and the Family of Investment Companies for each Director and Nominee for Election as Director

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each Director and nominee for election as Director and the aggregate dollar range of equity securities in the Fund complex beneficially owned by each Director and nominee for election as Director.

	Dollar Range of Equity	Aggregate Dollar Range of Equity
	Securities Held	Securities Held in
Name of Director/Nominee	in the Fund*(1)	Family of Investment Companies*(1)(2)

INTERESTED DIRECTOR/NOMINEE:
Mario J. Gabelli	E	E
INDEPENDENT DIRECTORS/NOMINEES:
E. Val Cerutti**	E	E
Anthony J. Colavita	E	E
Dugald A. Fletcher	E	E
Anthony R. Pustorino	C	E
Werner J. Roeder	E	E
Anthonie C. van Ekris**	B	E
Salvatore J. Zizza	E	E

*	Key to Dollar Ranges A. None B. $1 — $10,000 C. $10,001 — $50,000 D. $50,001 — $100,000 E. Over $100,000 All shares were valued as of December 31, 2010.

**	Mr. van Ekris beneficially owns less than 1% of the common stock of LICT Corp., having a value of $63,600 as of December 31, 2010. The LGL Group, Inc, and LICT Corp., may be deemed to be controlled by Mario J. Gabelli and in that event would be deemed to be under common control with the Fund’s Adviser.

(1)	This information has been furnished by each Director and nominee for election as Director as of December 31, 2010. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).
(2)	The term “Family of Investment Companies” includes two or more registered funds that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. Currently the registered funds that comprise the “Fund Complex” are identical to those that comprise the “Family of Investment Companies.”

Set forth in the table below is the amount of shares beneficially owned by each Director, nominee for election as Director, and executive officer of the Fund.

	Amount and Nature of	Percent of Shares
Name of Director/Nominee/Officer	Beneficial Ownership (1)	Outstanding (2)

INTERESTED DIRECTOR:
Mario J. Gabelli	1,423,849(3)	10.7%
	4,200 Preferred Stock(5)	*
INDEPENDENT DIRECTORS/NOMINEES:(4)
E. Val Cerutti	0	*
	5,000 Preferred Stock	*
Anthony J. Colavita	66,704(6)	*
	800 Preferred Stock(7)	*
Dugald A. Fletcher	13,998	*
	1,000 Preferred Stock	*
Anthony R. Pustorino	6,451(8)	*
Werner J. Roeder	52,833	*
Anthony C. van Ekris	361
Salvatore J. Zizza	0	*
OFFICERS:
Bruce N. Alpert	372	*
Agnes Mullady	0	*

(1)	This information has been furnished by each Director, including each nominee for election as Director, and executive officer as of December 31, 2010. “Beneficial Ownership” is determined in accordance with Rule 13(d)(3) of the 1934 Act. Reflects ownership of shares of Common Stock unless otherwise noted.
(2)	An asterisk indicates that the ownership amount constitutes less than 1% of the total shares outstanding. The Directors, including nominees for election as Director, and executive officers ownership as a group constitutes 11.7% of the total Common Stock outstanding and 1.1% of the total Preferred Stock outstanding.
(3)	Comprised of 310,818 shares of Common Stock owned directly by Mr. Gabelli, 10,000 shares of Common Stock owned by a family partnership for which Mr. Gabelli serves as general partner, and 1,103,031 shares of Common Stock owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.
(4)	None of the Independent Directors nor their family members had any interest in the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser as of December 31, 2010.
(5)	Comprised of 4,200 shares of Preferred Stock owned by GAMCO Investors, Inc. or its affiliates. Mr. Gabelli disclaims beneficial ownership of the shares held by the discretionary accounts and by the entities named except to the extent of his interest in such entities.
(6)	Includes 55,974 shares of Common Stock owned by Mr. Colavita’s spouse for which he disclaims beneficial ownership.
(7)	Comprised of 800 shares of Preferred Stock owned by Mr. Colavita’s spouse for which he disclaims beneficial ownership.
(8)	Includes 3,109 shares of Common Stock owned by Mr. Pustorino’s spouse for which he disclaims beneficial ownership.

The Fund pays each Director who is not affiliated with the Adviser or its affiliates a fee of $5,000 per year plus $750 per Board meeting attended, $500 per standing Committee meeting attended, and $500 per telephonic meeting attended, together with the Director’s actual out-of-pocket expenses relating to his attendance at such meetings. In addition, the lead independent Director receives an annual fee of $1,000, the Audit Committee Chairman receives an annual fee of $3,000 and the Nominating Committee Chairman receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings on behalf of multiple funds. The aggregate remuneration (excluding out-of-pocket expenses) paid by the Fund to such Directors during the fiscal year ended December 31, 2010 amounted to $70,934. During the fiscal year ended December 31, 2010, the Directors of the Fund met six times, two of which were special meetings of the Board of Directors. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he is a member.

The Audit Committee and Audit Committee Report

The role of the Fund’s Audit Committee is to assist the Board of Directors in its oversight of (i) the quality and integrity of the Fund’s financial statement reporting process and the independent audit and reviews thereof; (ii) the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain of its service providers; (iii) the Fund’s compliance with legal and regulatory requirements; and (iv) the independent registered public accounting firm’s qualifications, independence, and performance. The Audit Committee also is required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the Audit Committee Charter (the “Audit Charter”) that was most recently reviewed and approved by the Board of Directors on February 15, 2011. The Audit Charter is available on the Fund’s website at www.gabelli.com/corporate/closed/corp_gov.html.

Pursuant to the Audit Charter, the Audit Committee is responsible for conferring with the Fund’s independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund’s independent registered public accounting firm, and overseeing the Fund’s internal controls. The Audit Charter also contains provisions relating to the pre-approval by the Audit Committee of audit and non-audit services to be provided by PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) to the Fund and to the Adviser and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing, and financial matters affecting the Fund. As set forth in the Audit Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of shareholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee.

In performing its oversight function, at a meeting held on February 14, 2011, the Audit Committee reviewed and discussed with management of the Fund and PricewaterhouseCoopers the audited financial statements of the Fund as of and for the fiscal year ended December 31, 2010, and discussed the audit of such financial statements with the independent registered public accounting firm.

In addition, the Audit Committee discussed with the independent registered public accounting firm the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent registered public accounting firm as required by Statement of Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU Section 380), as adopted by the Public Company Accounting Oversight Board (United States) (“PCAOB”) in Rule 3200T. The Audit Committee also received from the independent registered public accounting firm the written disclosures and statements required by the SEC’s independence rules, delineating relationships between the independent registered public accounting firm and the Fund, and discussed the impact that any such relationships might have on the objectivity and independence of the independent registered public accounting firm.

As set forth above, and as more fully set forth in the Audit Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems, and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management, or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles (United States).

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Audit Charter and those discussed above, the Audit Committee recommended to the Fund’s Board of Directors that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended December 31, 2010.

Submitted by the Audit Committee of the Fund’s Board of Directors

Anthony R. Pustorino, Chairman
Anthony J. Colavita
Salvatore J. Zizza
February 15, 2011

The Audit Committee met three times during the fiscal year ended December 31, 2010. The Audit Committee is composed of three of the Fund’s Independent Directors, namely Messrs. Colavita, Pustorino, and Zizza. Each member of the Audit Committee has been determined by the Board of Directors to be financially literate. Mr. Pustorino has been designated as the Fund’s audit committee financial expert, as defined in Items 407(d)(5)(ii) and (iii) of Regulation S-K.

Nominating Committee

The Board of Directors has a Nominating Committee composed of three of the Fund’s Independent Directors, namely Messrs. Colavita (Chairman), Roeder, and Zizza. The Nominating Committee met once during the fiscal year ended December 31, 2010. Each Nominating Committee member is an Independent Director as determined under NYSE guidelines. The Nominating Committee is responsible for identifying and recommending qualified candidates to the Board in the event that a position is vacated or created. The Nominating Committee will consider recommendations by shareholders if a vacancy were to exist. In considering candidates submitted by shareholders, the Nominating Committee will take into consideration the needs of the Board, the qualifications of the candidate, and the interests of shareholders. The Nominating Committee may also take into consideration the number of shares held by the recommending shareholder and the length of time that such shares have been held. To recommend a candidate for consideration by the Nominating Committee, a shareholder must submit the recommendation in writing and must include the following information:

•	The name of the shareholder and evidence of the shareholder’s ownership of shares of the Fund, including the number of shares owned and the length of time of ownership;
•	The name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a Director of the Fund, and the person’s consent to be named as a Director if selected by the Nominating Committee and nominated by the Board of Directors; and
•	If requested by the Nominating Committee, a completed and signed director’s questionnaire, including a supplement relating to the candidate’s satisfaction of the qualifications requirements set forth in the Fund’s By-Laws.

The shareholder recommendation and information described above must be sent to the Fund’s Secretary, c/o Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580 - 1422, and must be received by the Secretary no less than 120 days prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting or, if the meeting has moved by more than twenty-five days, no less than ten days following the date on which public announcement of the date of such annual meeting is first made.

The Nominating Committee believes that the minimum qualifications for serving as a Director of the Fund are that the individual demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board of Directors oversight of the business and affairs of the Fund and have an impeccable record and reputation for honest and ethical conduct in both his or her professional and personal activities. In addition, the Nominating Committee examines a candidate’s specific experiences and skills, time availability in light of other commitments, potential conflicts of interest, and independence from management and the Fund.

The Nominating Committee considers the overall composition of the Board, bearing in mind the benefits that may be derived from having members who have a variety of experiences, qualifications, attributes, or skills useful in overseeing a publicly traded, highly regulated entity such as the Fund. The Fund’s governing documents state that a nominee for Director shall be at least twenty-one years of age and not older than such maximum age, if any, as the Directors may determine and shall not be under legal disability. The Directors have not determined a maximum age. The Nominating Committee does not have a formal policy regarding the consideration of diversity in identifying director candidates. For a discussion of experiences, qualifications, attributes, or skills supporting the appropriateness of each Director’s service on the Fund’s Board, see the biographical information of the Directors above in the section entitled “Information about Directors and Officers.”

The Board of Directors adopted a Nominating Committee charter on May 12, 2004, and amended the charter on November 17, 2004. The charter is available on the Fund’s website at www.gabelli.com/corporate/closed/corp_gov.html.

Other Board Related Matters

The Board of Directors has established the following procedures in order to facilitate communications among the Board and the shareholders of the Fund and other interested parties.

Receipt of Communications

Shareholders and other interested parties may contact the Board or any member of the Board by mail or electronically. To communicate with the Board or any member of the Board, correspondence should be addressed to the Board or the Board member(s) with whom you wish to communicate either by name or title. All such correspondence should be sent to The Gabelli Convertible and Income Securities Fund Inc., Gabelli Funds, LLC, One Corporate Center, Rye, NY 10580 - 1422. To communicate with the Board electronically, shareholders may go to the corporate website at www.gabelli.com under the heading “Our Firm/Contact Us/Email Addresses/Board of Directors (Gabelli Closed-End Funds).”

Forwarding the Communications

All communications received will be opened by the office of the General Counsel of the Adviser for the sole purpose of determining whether the contents represent a message to one or more Directors. The office of the General Counsel will forward promptly to the addressee(s) any contents that relate to the Fund and that are not in the nature of advertising, promotion of a product or service, or patently offensive or otherwise objectionable material. In the case of communications to the Board of Directors or any committee or group of members of the Board, the General Counsel’s office will make sufficient copies of the contents to send to each Director who is a member of the group or committee to which the envelope or e-mail is addressed.

The Fund does not expect Directors or nominees for election as Director to attend the Annual Meeting of Shareholders. Mr. Gabelli attended the Fund’s Annual Meeting of Shareholders held on May 17, 2010.

The following table sets forth certain information regarding the compensation of the Directors by the Fund and executive officers, if any, who were compensated by the Fund rather than the Adviser, for the year ended December 31, 2010.

COMPENSATION TABLE
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010

	Aggregate	Aggregate Compensation from
	Compensation from	the Fund and Fund Complex
Name of Person and Position	the Fund	Paid to Directors*

INTERESTED DIRECTOR:
Mario J. Gabelli Director and Chief Investment Officer	$0	$0	(26)
INDEPENDENT DIRECTORS/NOMINEE:
E. Val Cerutti Director	$9,500	$33,500	(7)
Anthony J. Colavita Director	$11,611	$254,500	(33)
Dugald A. Fletcher Director	$9,000	$19,500	(2)
Anthony R. Pustorino Director	$13,462	$164,500	(13)
Werner J. Roeder Director	$9,500	$120,500	(22)
Anthonie C. van Ekris Director	$8,250	$124,000	(19)
Salvatore J. Zizza Director	$9,611	$212,000	(27)

*	Represents the total compensation paid to such persons during the fiscal year ended December 31, 2010 by investment companies (including the Fund) or portfolios that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. The number in parentheses represents the number of such investment companies and portfolios.

Required Vote

The election of each of the listed nominees for Director of the Fund requires the affirmative vote of the holders of a plurality of the applicable class or classes of Shares of the Fund represented at the Meeting if a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE COMMON AND PREFERRED SHAREHOLDERS VOTE “FOR” THE ELECTION OF EACH NOMINEE.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, 300 Madison Avenue, New York, NY 10017, has been selected to serve as the Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2011. PricewaterhouseCoopers acted as the Fund’s independent registered public accounting firm for the fiscal year ended December 31, 2010. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Set forth in the table below are audit fees and non-audit related fees billed to the Fund by PricewaterhouseCoopers for professional services received during and for each of the fiscal years ended December 31, 2009 and 2010, respectively.

Fiscal Year Ended		Audit Related
December 31	Audit Fees	Fees*	Tax Fees**	All Other Fees

2009	$58,300	$7,467	$6,000	—
2010	$33,947	$5,128	$4,200	—

*	“Audit Related Fees” are those estimated fees billed to the Fund by PricewaterhouseCoopers in connection with the preparation of Preferred Shares Reports to Moody’s Investors Service Inc.

**	“Tax Fees” are those fees billed by PricewaterhouseCoopers in connection with tax compliance services, including primarily the review of the Fund’s income tax returns.

The Fund’s Audit Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accounting firm to the Fund, and all non-audit services to be provided by the independent registered public accounting firm to the Fund’s Adviser and service providers controlling, controlled by, or under common control with the Fund’s Adviser (“affiliates”) that provide ongoing services to the Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee, and the Chairman must report his decision(s) to the Audit Committee at its next regularly scheduled meeting after the Chairman’s pre-approval of such services. The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser, and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit related, and tax services described above for which PricewaterhouseCoopers billed the Fund fees for the fiscal years ended December 31, 2009 and December 31, 2010 were pre-approved by the Audit Committee.

For the fiscal years ended December 31, 2009 and 2010, PricewaterhouseCoopers has represented to the Fund that it did not provide any non-audit services (or bill any fees for such services) to the Adviser or any affiliates thereof that provide services to the Fund.

The Investment Adviser and Administrator

Gabelli Funds, LLC is the Fund’s Adviser and Administrator and its business address is One Corporate Center, Rye, New York 10580 - 1422.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require the Fund’s executive officers and Directors, executive officers and directors of the Adviser, certain other affiliated persons of the Adviser, and persons who own more than 10% of a registered class of the Fund’s securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange and to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on the Fund’s review of the copies of such forms it received for the fiscal year ended December 31, 2010, the Fund believes that during that year such persons complied with all such applicable filing requirements, except for one late Form 4 filing on behalf of Mr. Zizza.

Broker Non-Votes and Abstentions

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but that have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

The affirmative vote of a plurality of votes cast for each nominee by the shareholders entitled to vote for a particular nominee is necessary for the election of a Director. Abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the vote. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of a quorum.

Brokers holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on Proposal 1 before the Meeting. Under the rules of the New York Stock Exchange, such brokers may, for certain “routine” matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers’ request for voting instructions. Proposal 1 is a “routine” matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of Proposal 1.

Shareholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report for the six months ended June 30, 2011.

“Householding”

Please note that only one annual or semi-annual report or Proxy Statement or Notice of Internet Availability of Proxy Materials may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or semi-annual report or this Proxy Statement or Notice of Internet Availability of Proxy Materials, or for instructions regarding how to request a separate copy of these documents or regarding how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

OTHER MATTERS TO COME BEFORE THE MEETING

The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters, including adjournments, are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

SHAREHOLDER PROPOSALS

All proposals by shareholders of the Fund which are intended to be presented at the Fund’s next Annual Meeting of Shareholders to be held in 2012 (the “2012 Annual Meeting”) must be received by the Fund for consideration for inclusion in the Fund’s 2012 proxy statement and proxy relating to that meeting no later than December 8, 2011. Rule 14a-8 under the 1934 Act (“Rule 14a-8”) specifies a number of procedural and eligibility requirements to be satisfied by a shareholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to this Rule. Any shareholder contemplating submissions of such a proposal is referred to Rule 14a-8.

The Fund’s By-Laws require shareholders that wish to nominate Directors or make proposals to be voted on at an Annual Meeting of the Fund’s Shareholders (and which are not proposed to be included in the Fund’s proxy materials pursuant to Rule 14a-8 under the 1934 Act) to provide timely notice of the nomination or proposal in writing. To be considered timely for the 2012 Annual Meeting, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund at the address set forth on the first page of this proxy statement no earlier than 9:00 a.m. Eastern time on December 18, 2011 and no later than 5:00 p.m. Eastern time on January 17, 2012; provided, however, that if the 2012 Annual Meeting is to be held on a date that is earlier than April 21, 2012 or later than June 10, 2012, such notice must be received by the Fund no later than 5:00 p.m. Eastern time on the tenth day following the date on which public announcement of the date of the 2012 Annual Meeting was first made. Any such notice by a shareholder shall set forth the information required by the Fund’s By-Laws with respect to each nomination or matter the shareholder proposes to bring before the 2012 Annual Meeting.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

SHAREHOLDERS MAY PROVIDE THEIR VOTE BY TELEPHONE OR THE INTERNET BY FOLLOWING THE INSTRUCTIONS ACCOMPANYING THE PROXY CARD, VOTING INSTRUCTION FORM OR SET FORTH IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

April 6, 2011

This Page Left Blank Intentionally.

GCV-PS-2011

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

To vote by Internet

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Go to website www.proxyvote.com
3)   Follow the instructions provided on the website.

To vote by Telephone

1)   Read the Proxy Statement and have the proxy card below at hand.
2)   Call 1-800-690-6903
3)   Follow the instructions.

To vote by Mail

1)   Read the Proxy Statement.
2)   Check the appropriate boxes on the proxy card below.
3)   Sign and date the proxy card.
4)   Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:                   ☒

M33518-P12100	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND COMMON SHAREHOLDER		02 000000000110

A	Election of Directors—The Board of Directors recommends a vote FOR each of the nominees listed.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect two (2) Directors of the Fund:

	Nominees:	☐	☐	☐

01) Anthonie C. van Ekris
02) Salvatore J. Zizza

B	Authorized Signatures—This section must be completed for your vote to be counted.—Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

		P12100-01S			123,456,789,012 GS2 36240B109 1
Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.
▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

M33519-P12100

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
This proxy is solicited on behalf of the Board of Directors
The undersigned hereby appoints Mario J. Gabelli, Agnes Mullady and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 16, 2011, at 11:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

BROADRIDGE FINANCIAL SOLUTIONS, INC. ATTENTION: TEST PRINT 51 MERCEDES WAY EDGEWOOD, NY 11717

To vote by Internet

1)    Read the Proxy Statement and have the proxy card below at hand.
2)    Go to website www.proxyvote.com
3)    Follow the instructions provided on the website.

To vote by Telephone

1)    Read the Proxy Statement and have the proxy card below at hand.
2)    Call 1-800-690-6903
3)    Follow the instructions.

To vote by Mail

1)    Read the Proxy Statement.
2)    Check the appropriate boxes on the proxy card below.
3)    Sign and date the proxy card.
4)    Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

M33516-P12100	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND SERIES B PREFERRED SHAREHOLDER		02 000000000220

A	Election of Directors — The Board of Directors recommends a vote FOR each of the nominees listed.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s) mark “For All Except” and write the name(s) of the nominee(s) on the line below.

1.	To elect three (3) Directors of the Fund:

	Nominees:	☐	☐	☐

01) Anthony J. Colavita 02) Anthonie C. van Ekris 03) Salvatore J. Zizza

B	Authorized Signatures—This section must be completed for your vote to be counted.—Sign and Date Below

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

		P12100-01S			123,456,789,012 GS2 36240B307 2
Signature [PLEASE SIGN WITHIN BOX]	Date		Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.
▼  PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼
M33517-P12100

THE GABELLI CONVERTIBLE AND INCOME SECURITIES FUND INC.
This proxy is solicited on behalf of the Board of Directors
The undersigned hereby appoints Mario J. Gabelli, Agnes Mullady and Bruce N. Alpert, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of The Gabelli Convertible and Income Securities Fund Inc. (the “Fund”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Fund to be held at The Cole Auditorium, The Greenwich Library, 101 West Putnam Avenue, Greenwich, Connecticut 06830 on Monday, May 16, 2011, at 11:30 a.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.
This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the election of the nominees as Directors and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of Proposal No. 1.

PLEASE VOTE, SIGN AND DATE ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.